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                            AGREEMENT OF MERGER

                                     OF

                      INTERNATIONAL BALER CORPORATION
                          (a Delaware Corporation)

                                    AND

                           IBC MERGER CORPORATION
                          (a Delaware Corporation)

                  AGREEMENT OF MERGER entered into this 24th day of June, 1997 by and between International Baler Corporation (the Merging Corporation"), IBC Merger Corporation (the "Company") and Waste Technology Corp. ("Waste Tech"), each of which is a corporation duly organized and existing under the laws of the State of Delaware with its principal place of business at 5400 Rio Grande Avenue, Jacksonville, Florida 32205.
                                 WITNESSETH:
                  WHEREAS, the Merging Corporation is a business corporation duly organized and existing under the laws of the State of Delaware;
                  WHEREAS, the Company is a business corporation duly organized and existing under the laws of the State of Delaware;
                  WHEREAS, the total number of shares of capital stock which the Company has authority to issue is 1,000 all of which are of one class and without par value;
                  WHEREAS, Waste Tech is the owner of 85.3% of all of the outstanding and issued stock of the Merging Corporation and the Company is a wholly owned subsidiary of Waste Tech;
                  WHEREAS, the General Corporation Law of the State of

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Delaware permits the merger of a business corporation of the State of
Delaware with and into another business corporation of the State of
Delaware:
                  WHEREAS, the Company, the Merging Corporation and Waste Tech and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare and best interest of said corporation and their respective stockholders to merge the Merging Corporation with and into the Company, with the Company being the surviving corporation (the "Merger") pursuant to the provisions of the General Corporation Law of the State of Delaware upon the terms and conditions hereinafter set forth.
                  NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises contained herein, the parties hereto agree as follows:
                                 ARTICLE I
                  1.1 The Merger. On the Effective Date, as hereinafter

defined in Article 1.2 hereof, the Merging Corporation shall be merged with and into the Company in accordance with the applicable provisions of the Delaware General Corporation Law ("DGCL"). After the Effective Date, the Company shall continue its existence as a Delaware corporation and be governed by the DGCL and shall amend its certificate of incorporation to change its name to "International Baler Corporation". At the effective Date, the separate existence of the Merging Corporation shall cease.
                  1.2 The Effective Date. The Merger shall become effective (the "Effective Date") at the time when a properly executed

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Certificate of Merger under the DGCL is duly filed with the Secretary of
State of Delaware.
                  1.3 Effect of Merger. On the Effective Date, the Company shall thereupon and thereafter possess any and all of the rights, privileges, powers, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the Merging Corporation, as well as of a public and private nature, and be subject to all the restrictions, disabilities and duties of the Merging Corporation; and all and singular, the rights, privileges, powers and franchises of the Merging Corporation, and all the property, real personal and mixed, and all debts due to the Company, on whatever account as well as for stock subscriptions as all other things in action or belonging to the Merging Corporation shall be vested in the Company; and all property, rights, privileges, powers, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the Merging Corporation, and all and every other interest shall be thereafter as effectively the property of the Company as they were of the Merging Corporation, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in the Merging Corporation, shall not revert or be in any way impaired by reason of the DGCL; but all rights of creditors and all liens upon any property of the Merging Corporation shall be preserved and unimpaired and all debts, liabilities and duties of the Merging Corporation shall thenceforth attach to the Company and may be enforced against it to the same extent as if said debts,

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liabilities and duties had been incurred or contracted by it.
                  (b) From and after the Effective Date and until further amended in accordance with the DGCL, the Certificate of Incorporation of the Company as in effect immediately prior to the Effective Date shall continue to be the Certificate of Incorporation of the Company.
                  (c) From and after the Effective Date and until altered, amended or repealed in accordance with law, the By-Laws of the Company in effect immediately prior to the Effective Date shall continue to be the By-Laws of the Company as the surviving corporation.
                  (d) The officers and directors of the Company in office immediately prior to the Effective Date shall continue in office until the next annual meeting of stockholders and until their respective successors are duly appointed or elected and qualified.
                  1.4 Additional Actions. If, at any time after the Effective Date, the Company shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Company title to and possession of any property or right of the Merging Corporation acquired or to be acquired by reason of, in connection with, or as a result of the Merger, or (b) otherwise to carry out the purposes of this Agreement of Merger, the Company and its respective officers shall be deemed to have granted to the Company an irrevocable power of attorney to execute and deliver all such proper deeds, assignments,

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assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Company and otherwise to carry out the purposes of this Agreement of Merger; and the proper officers and directors of the Company are fully authorized in the name of the Merging Corporation or otherwise to take any and all such action.
                                 ARTICLE II
                          CONVERSION OF SECURITIES
           2.1 Exchange Ratio; Cancellation. As of the Effective
Date, by virtue of the Merger and without any action on the part of any securityholder of the Company or the Merging Corporation:
                           (a) Each share of Common Stock, no par value, of the
Company (sometimes the "Company Common Stock") outstanding, shall remain unchanged, issued and outstanding.
                           (b) Each share of the Company Common Stock held by
the Company as treasury stock shall remain unchanged, issued and outstanding.
                           (c) i) Each outstanding share of the Common Stock,
$.10 par value per share, of the Merging Corporation shall be converted into shares of the common stock, $.01 par value, of Waste Tech (the Waste
Tech Shares") according to the following formula: Each outstanding share of Common Stock of the Merging Corporation shall be valued at $.19 per share.
The total number of shares held by a stockholder of the Merging Corporation as of the Effective Date shall be multiplied by $.19 (this number is hereafter the "Total Dollar Value"). To determine the number of Waste Tech Shares

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each shareholder of the Merging Corporation shall receive such shareholder's Total Dollar Value shall be divided by the average of the closing bid and the ask price of Waste Tech as reported by The Nasdaq Stock Market on the Effective Date. For example, if a shareholder of the Merging Corporation has 100 shares of common stock of the Merging Corporation his Total Dollar Value would be $19.00. If on the Effective Date, the average of the bid and ask price of Waste Tech is $1.00 per share, the shareholder of the Merging Corporation would receive nineteen (19) shares of Waste Tech stock in exchange for his shares of stock of the Merging Corporation.
                  (ii) No fractional shares shall be issued and all fractional shares shall be rounded up to the next whole share.
                  2.2 Stock Certificates. On and after the Effective Date, all of the outstanding stock certificates which prior to that time represented shares of the Merging Corporation Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of the Waste Tech Shares into which the shares of the Merging Corporation Common Stock represented by such stock certificates have been converted as herein provided. The registered owner on the books and records of Waste Tech or its transfer agent of any such outstanding stock certificate shall, until such certificate is surrendered for transfer or otherwise accounted for to Waste Tech or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and receive any dividend and other distributions upon the Waste Tech Shares

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evidenced by such outstanding certificate as provided above.
                  2.3 Appraisal Rights. Any issued and outstanding Waste Tech Shares held by stockholders of the Merging Corporation who properly exercise their appraisal rights (collectively the Dissenting Stockholders and individually a "Dissenting Stockholder") shall be converted into the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the DGCL; provided, however, that Waste Tech Shares outstanding at the Effective Date and held by a Dissenting Stockholder who shall, after the Effective Date, withdraw his demand for appraisal or otherwise lose such right as provided in the DGCL shall be deemed to have approved the Merger and as of the Effective Date, such Waste Tech Shares shall remain unchanged.
                  2.4 Closing of Merging Corporation Transfer Books. At the Effective Date, the stock transfer books of the Merging Corporation shall be closed and no transfer of shares of the Merging Corporation shall thereafter be made. If, after the Effective Date, certificates for the stock of the Merging Corporation are presented to the Company or Waste Tech, they shall be cancelled and exchanged for Waste Tech Shares as provided in this Article II.
                                ARTICLE III
                         AMENDMENT AND TERMINATION
         3.1 Amendment. This Agreement of Merger may be amended at

any time by the Boards of Directors of each of the parties hereto, either prior to or after stockholder approval, to the fullest

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extent permitted by law and at any time upon the action of the Board of
Directors and stockholders of each party hereto, by an amendment duly executed by the parties hereto, at any time prior to the Effective Date.
                  3.2 Termination. At any time prior to the Effective Date, this Agreement of Merger may be terminated and the Merger abandoned by resolution of either of the Boards of Directors of the Merging Corporation and the Company. The filing of the Certificate of Merger with the Secretary of state of Delaware pursuant to section 1. hereof shall constitute certification that this Agreement of Merger has not theretofore been terminated. If terminated as provided in this section 3.2, this Agreement of Merger shall forthwith become wholly void and of no further force or effect.
                                 ARTICLE IV
                                 CONDITIONS
           4.1 Conditions precedent to Obligations of the Merging Corporation. The obligations of the Merging Corporation to consummate the Merger are subject to the fulfillment, prior to or at the Effective Date, of each of the following conditions:
                           (a) Shareholder Approval. This Agreement of Merger
shall have been approved by the affirmative vote or consent, in person or by proxy, of the holders of at least a majority of the voting power represented by all of the outstanding stock of the Merging Corporation.
                           (b) Consents. All consents, authorizations, orders
or approvals of any governmental commission, board, other

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regulatory body or any third party required in connection with the execution, delivery and performance of this Agreement of Merger shall have been obtained.
                  4.2 Conditions precedent to Obligations of the Company.
The obligations of the Company to consummate the Merger are subject to the fulfillment, prior to or at the Effective Date, of each of the following conditions:
                           (a) Shareholder Approval. This Agreement of Merger
shall have been approved by the affirmative vote or consent, in person or by proxy, of the holders of at least a majority of the voting power represented by all of the outstanding stock of the Company.
                           (b) Consents. All consents, authorizations, orders
or approvals of any governmental commission, board, other regulatory body or any third party required in connection with the execution, delivery and performance of this Agreement of Merger shall have been obtained.
                                 ARTICLE V
                               MISCELLANEOUS
          5.1 No Waiver. The failure of any of the parties hereto
to enforce any provision hereof on any occasion shall not be deemed to be a waiver of any preceding or succeeding breach of such provision or of any other provision.
                  5.2 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto and no amendment, modification or waiver of any provision herein shall be

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effective unless in writing, executed by the party charged
therewith.
                  5.3 Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with and shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of laws.
                  5.4 Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.
                  5.5 Assignment and Delegation of Duties. No party may assign its rights or delegate its obligations under this Agreement.
                  5.6 Paragraph Headings. The paragraph headings herein have been inserted for convenience of reference only, and shall in no way modify or restrict any of the terms or provisions hereof.
                  5.7 Notices. All notices sent pursuant to this Agreement shall be sent via fax transmission and certified mail, return receipt requested, or via a reputable overnight carrier, to the other party at the addresses indicated hereinabove (or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein).
                  5.8 Unenforceability; Severability. If any term or condition of this Agreement shall be illegal, invalid or unenforceable, all other provisions hereof shall continue in full force and effect as if the illegal, invalid or unenforceable provision was not a part hereof.
                  5.9 Execution of Documents. At any time and from time to

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time hereafter, the parties hereto will execute and deliver such further instruments, documents and certificates and other written assurances as shall reasonably be required in order to consummate the transactions contemplated hereunder.
                  5.10 Counterparts. This Agreement may be executed in counterparts all of which shall be deemed to be duplicate originals.
                  IN WITNESS WHEREOF, the parties hereto have executed this instrument the date first above written.

                                International Baler Corporation




                                By: s/Ted C. Flood
                                   ---------------------------------
                                     Ted C. Flood, President




                                IBC Merger Corporation




                                By: s/Ted C. Flood
                                   ---------------------------------
                                     Ted C. Flood, President



                                Waste Technology Corp.




                                By: s/Ted C. Flood
                                   ---------------------------------
                                     Ted C. Flood, President





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